EXHIBIT 21.01

STATE OR COUNTRY
NAME OF SUBSIDIARY	OF INCORPORATION
Acima AG fur Chemische Industrie	Switzerland
AgroFresh Inc.	Illinois
Beijing Eastern Rohm and Haas Company, Limited	China
Canadian Brine Limited	Canada
Canadian Salt Company Limited (The)	Canada
Canadian Salt Finance Company	Canada
Canadian Salt Holding Company	Canada
Charles Lennig & Company LLC	Delaware
ChemiHaas (Jiangsu) Manufacturing Co., Ltd	China
CVD Incorporated	Delaware
Ecuatoriana de Sal Y Productos Quimicos C.A.	Ecuador
GLC Trucking Co., Inc.	California
Glendale Salt Development LLC	Arizona
Inagua General Store, Limited	Bahamas
Inagua Transports, Incorporated	Liberia
Japan Acrylic Chemical Co., Ltd	Japan
LeaRonal Japan Y.K.	Japan
LeaRonal Pacific Corp.	New York
Lennig Chemicals Limited	United Kingdom
Limited Liability Company “Rohm & Haas Khimicheskiye Tekhnologii”	Russia
Limited Liability Company “Rohm and Haas”	Russia
Morton Bahamas Limited	Bahamas
Morton Intermediate Company	Delaware
Morton International Co., Ltd	Japan
Morton International Limited	United Kingdom
Morton International SAS	France
Morton International, Inc.	Indiana
Morton Service B.V.	Netherlands
Navigation Sonamar Inc.	Canada
Nichigo-Morton Co., Ltd	Japan
Nitta Haas Incorporated	Japan
Nitta Haas Trading Company	Japan
PT. Rohm and Haas Indonesia	Indonesia
RH Asia Holding GmbH	Switzerland
RH Delaware Germany LLC	Delaware
RH Denmark Asia Plastics Additives Investment ApS	Denmark
RH Deutschland Production Holding GmbH	Germany
RH DK ChemiHaas Holding ApS	Denmark
RH DK HK Dongguan Holding ApS	Denmark
RH DK Korea FPD Holding ApS	Denmark
RH DK Vietnam Holding ApS	Denmark
RH DK Mexico Holding ApS	Denmark
RH France Production Holding SAS	France
RH Switzerland Production Holding GmbH	Switzerland
Rodel Particles, Inc.	Japan
ROH Delaware, LLC	Delaware
ROH Delaware, LP	Delaware
ROH Monomer Holding Company	Delaware
ROH Venture GmbH	Germany
Rohm and Haas (Bermuda), Ltd.	Bermuda
Rohm and Haas (China) Holding Co., Ltd.	China
Rohm and Haas (India) Pvt. Ltd.	India
Rohm and Haas (Scotland) Limited	United Kingdom

STATE OR COUNTRY
NAME OF SUBSIDIARY	OF INCORPORATION
Rohm and Haas (Shanghai) Speciality Coatings Co., Ltd.	China
Rohm and Haas (Shanghai) Specialty Coatings Investment ApS	Denmark
Rohm and Haas (UK) Holdings Ltd.	United Kingdom
Rohm and Haas (UK) Limited	United Kingdom
Rohm and Haas Argentina S.R.L.	Argentina
Rohm and Haas Asia (Sanshui) Specialty Coatings Investment ApS	Denmark
Rohm and Haas Asia Holdings B.V.	Netherlands
Rohm and Haas Asia Investment Holding Co Ltd.	Mauritius
Rohm and Haas Asia, Inc.	Delaware
Rohm and Haas Australia Pty. Ltd.	Australia
Rohm and Haas B.V.	Netherlands
Rohm and Haas Belgium	Belgium
Rohm and Haas Benelux	Belgium
Rohm and Haas Bermuda GP	Bermuda
Rohm and Haas Bermuda Partner I GP	Bermuda
Rohm and Haas Bermuda Partner II GP	Bermuda
Rohm and Haas Canada Finance Company/Compagnie de Finance Rohm et Haas Canada	Canada
Rohm and Haas Canada Holdings LP	Canada
Rohm and Haas Canada Investments Inc./Placements Rohm et Haas Canada Inc.	Canada
Rohm and Haas Canada LP	Canada
Rohm and Haas Capital Corporation	Delaware
Rohm and Haas Chemical (Thailand) Limited	Thailand
Rohm and Haas Chemical Products Distribution and Trade Joint Stock Corporation	Turkey
Rohm and Haas Chemicals LLC	Delaware
Rohm and Haas Chemicals Singapore Pte. Ltd. (formerly Kureha Chemicals (Singapore) Pte. Ltd.)	Singapore
Rohm and Haas Chile Limitada	Chile
Rohm and Haas China Holdings ApS	Denmark
Rohm and Haas China Investment Holding Company Ltd.	Mauritius
Rohm and Haas China, Inc.	Delaware
Rohm and Haas Co. Contrato 1 Asociacion en Participacion	Mexico
Rohm and Haas Colombia Ltda	Colombia
Rohm and Haas Credit LLC	Delaware
Rohm and Haas de Venezuela, C.A.	Venezuela
Rohm and Haas Denmark A/S	Denmark
Rohm and Haas Denmark Bermuda GP ApS	Denmark
Rohm and Haas Denmark Bermuda Holding Company ApS	Denmark
Rohm and Haas Denmark China Investment ApS	Denmark
Rohm and Haas Denmark China Salt Holding ApS	Denmark
Rohm and Haas Denmark ER Finance ApS	Denmark
Rohm and Haas Denmark European Investment ApS	Denmark
Rohm and Haas Denmark Finance A/S	Denmark
Rohm and Haas Denmark Holding Company ApS	Denmark
Rohm and Haas Denmark Investments LLC.	Delaware
Rohm and Haas Denmark Italia Production Holding ApS	Denmark
Rohm and Haas Deutschland Production GmbH & Co. KG	Germany
Rohm and Haas Eastern Europe Holding ApS	Denmark
Rohm and Haas Electronic Materials (Shanghai) Ltd. (formerly Shipley (Shanghai) Chemicals Ltd.)	China
Rohm and Haas Electronic Materials AB (formerly Shipley Svenska A.B.)	Sweden
Rohm and Haas Electronic Materials Asia Ltd. (formerly Shipley Asia Ltd.)	Hong Kong
Rohm and Haas Electronic Materials Asia-Pacific Co., Ltd.	Taiwan

STATE OR COUNTRY
NAME OF SUBSIDIARY	OF INCORPORATION
Rohm and Haas Electronic Materials BV (formerly Shipley B.V.)	Holland
Rohm and Haas Electronic Materials CMP Asia Inc. (formerly Rodel Asia, Inc.)	Delaware
Rohm and Haas Electronic Materials CMP Europe GmbH (formerly Rodel Europe GmbH)	Germany
Rohm and Haas Electronic Materials CMP Holdings, Inc. (formerly Rodel Holdings, Inc.)	Delaware
Rohm and Haas Electronic Materials CMP Inc. (formerly Rodel, Inc.)	Delaware
Rohm and Haas Electronic Materials CMP Korea Ltd. (formerly Rodel Korea, Inc.)	Korea
Rohm and Haas Electronic Materials CMP Sdn. Bhd. (formerly Rodel South East Asia Sdn. Bhd.)	Malaysia
Rohm and Haas Electronic Materials Deutschland GmbH (formerly Shipley Deutschland GmbH)	Germany
Rohm and Haas Electronic Materials Dongguan Ltd. (formerly Shipley (Dongguan) Chemicals Ltd.)	China
Rohm and Haas Electronic Materials Europe Ltd. (formerly Shipley Europe Ltd.)	United Kingdom
Rohm and Haas Electronic Materials Holdings UK Ltd. (formerly LeaRonal (UK) Ltd.)	United Kingdom
Rohm and Haas Electronic Materials Holdings, Inc. (formerly Shipley Holdings Inc.)	Delaware
Rohm and Haas Electronic Materials K.K. (formerly Shipley Far East Ltd.)	Japan
Rohm and Haas Electronic Materials Korea Ltd. (formerly Shipley Korea Ltd.)	Korea
Rohm and Haas Electronic Materials LLC (formerly Shipley Company, L.L.C.)	Delaware
Rohm and Haas Electronic Materials SAS (formerly Shipley SAS)	France
Rohm and Haas Electronic Materials Srl	Italy
Rohm and Haas Electronic Materials Schweiz GmbH (formerly Shipley Schweiz AG)	Switzerland
Rohm and Haas Electronic Materials Singapore Pte. Ltd. (formerly Shipley Singapore Pte. Ltd.)	Singapore
Rohm and Haas Electronic Materials Taiwan Ltd. (formerly Shipley Taiwan Company Limited)	Taiwan
Rohm and Haas Equity Corporation	Delaware
Rohm and Haas Espana Production Holding, S.L.	Spain
Rohm and Haas Espana, S.L.	Spain
Rohm and Haas Europe Sales ApS	Denmark
Rohm and Haas Europe Sarl	Switzerland
Rohm and Haas Europe Services ApS	Denmark
Rohm and Haas Europe Trading ApS	Denmark
Rohm and Haas European Holding ApS	Denmark
Rohm and Haas Foshan Specialty Materials Co., Ltd.	China
Rohm and Haas France Finance SAS	France
Rohm and Haas France Investment SAS	France
Rohm and Haas France SAS	France
Rohm and Haas German Real Estate GmbH	Germany
Rohm and Haas HK China Investments Limited	Hong Kong
Rohm and Haas HK Dongguan Holding Limited	Hong Kong
Rohm and Haas Holdings LLC	Delaware
Rohm and Haas Holdings Ltd.	Bermuda
Rohm and Haas India Investment ApS	Denmark
Rohm and Haas International B.V.	Netherlands
Rohm and Haas International Holdings Inc.	Delaware
Rohm and Haas International SNC	France
Rohm and Haas International Trading (Shanghai) Co. Ltd.	China
Rohm and Haas Investment Holdings Inc.	Delaware
Rohm and Haas Italia S.r.l.	Italy
Rohm and Haas Japan Holdings YK	Japan
Rohm and Haas Japan Finance YK	Japan
Rohm and Haas Japan Kabushiki Kaisha	Japan
Rohm and Haas Kimya Sanayi Sirketi Limited	Turkey
Rohm and Haas Kimya Ticaret Sirketi Limited	Turkey
Rohm and Haas Korea Co., Ltd.	Korea
Rohm and Haas Latin America, Inc.	Delaware

STATE OR COUNTRY
NAME OF SUBSIDIARY	OF INCORPORATION
Rohm and Haas Latinoamerica, S. DE R.L. DE C.V.	Mexico
Rohm and Haas Malaysia Sdn Bhd	Malaysia
Rohm and Haas Management Consulting Service (Shanghai) Co. Ltd.	China
Rohm and Haas Mexico, S.A. de C.V.	Mexico
Rohm and Haas Nederland B.V.	Netherlands
Rohm and Haas New Zealand Limited	New Zealand
Rohm and Haas Nordiska AB	Sweden
Rohm and Haas Philippines, Inc.	Philippines
Rohm and Haas Polska Sp. z.o.o	Poland
Rohm and Haas Quimica Ltda.	Brazil
Rohm and Haas Shanghai Chemical Industry Co., Ltd.	China
Rohm and Haas Shanghai Technical Service and Consulting Co., Ltd.	China
Rohm and Haas Singapore (Pte.) Ltd.	Singapore
Rohm and Haas South Africa (PTY) Limited	South Africa
Rohm and Haas Southeast Asia, Inc.	Delaware
Rohm and Haas Taiwan, Inc.	Taiwan
Rohm and Haas Texas Incorporated	Texas
Rohm and Haas Turkey Distribution Holding ApS	Denmark
Rohm and Haas Turkey Industry Holding ApS	Denmark
Rohm and Haas UK Investment Ltd.	England
Rohm and Haas Venezuela S.A. (Caracas)	Venezuela
Rohm and Haas Vermont Company	Vermont
Rohm and Haas Wood Treatment LLC	Delaware
RohmNova LLC	Delaware
SKC Haas Display Films Co. Ltd.	Korea
Shanghai Eastern Rohm and Haas Company Ltd.	China
Shipley Chemicals Limited	United Kingdom
Shipley Electronic Materials (Ireland) Limited	Ireland
Silicon Valley Chemical Laboratories Inc.	California
StoHaas Marl GmbH	Germany
StoHaas Management GmbH	Germany
StoHaas Monomer GmbH & Co. KG	Germany
TM Holdings YK	Japan
Toyo-Morton, Limited	Japan
U.P. Chemical Co. Ltd.	Korea

Note:	All subsidiaries listed are greater than 50% owned, directly or indirectly, by Rohm and Haas Company. We own a number of other domestic and foreign subsidiaries which are involved primarily in sales activities. These subsidiaries, either singly or in the aggregate, are not significant and their accounts are not included in the consolidated financial statements.

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